                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934





Filed by the Registrant /X/
Filed by a Party other than the Registrant / /


Check the appropriate box:
/ / Preliminary Proxy Statement      / / Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                      WHITE ELECTRONIC DESIGNS CORPORATION
                (Name of Registrant as Specified In Its Charter)




Payment of Filing Fee (Check the appropriate box):
/X/ No fee required
/ / Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
/ / Fee paid previously with preliminary materials:




/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                           3601 EAST UNIVERSITY DRIVE
                             PHOENIX, ARIZONA 85034


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on February 22, 2001


To the Shareholders of White Electronic Designs Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of White Electronic Designs Corporation, an Indiana corporation ("Corporation"), will be held at the headquarters of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 22, 2001, at 11:00 A.M., Mountain Standard time, for the following purposes:

     1.   To elect six directors of the Corporation;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Corporation and its subsidiary for the fiscal year ending September 30, 2001;

     3. To amend the Corporation's 1994 Flexible Stock Plan to change the name of the Plan and to increase the aggregate number of shares in respect to which options may be granted under the plan from the formula currently provided to 2,200,000;

     4. To approve the White Electronic Designs Corporation 2001 Director Stock Plan;

     5. To approve the White Electronic Designs Corporation 2000 Employee Stock Purchase Plan;

     6. To amend the Corporation's Stock Option Plan for Non-Employee Directors to change the name of the Plan and to increase the aggregate number of shares in respect to which options may be granted under the Plan from the formula currently provided to 281,000; and

     7. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 29, 2000, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting.

                                            By order of the Board of Directors,



                                            /s/WILLIAM J. RODES
                                            Secretary


Phoenix, Arizona
January 22, 2001

                                    IMPORTANT

YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                            3601 E. UNIVERSITY DRIVE
                             PHOENIX, ARIZONA 85034

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 22, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of White Electronic Designs Corporation, an Indiana corporation ("the Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 22, 2001, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Annual Meeting.

VOTING

You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is voted by (i) delivering written notice to the Corporation prior to the start of the meeting, (ii) duly executing and delivering a proxy bearing a later date or (iii) attending the meeting and voting in person. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board as specified in this Proxy Statement. The holders of a majority of the outstanding shares of the Corporation's Common Stock, without par value (stated value $.10 per share) ("Common Stock") present, in person or by proxy, is required for a quorum at the meeting.

The Board has fixed the close of business on December 29, 2000, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. On the record date, there were 18,673,373 outstanding shares of Common Stock, the holders of all of which are entitled to one vote per share.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting and such Inspector will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being first mailed to the Corporation's shareholders on or about January 22, 2001.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Six directors of the Corporation are to be elected to the Board at the meeting. Each director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the six persons who receive the largest number of the votes cast for the election of directors shall be elected directors, assuming there is a quorum present.

NOMINEES

It is the intention of the individuals named in the enclosed form of proxy to vote such proxy for election as directors the following persons: Norman T. Hall, Donald F. McGuinness, Thomas M. Reahard, Hamid R. Shokrgozar, Thomas J. Toy and Edward A. White. Each of Messrs. Hall, McGuinness, Reahard, Shokrgozar, Toy and White have previously been elected to the Board by the shareholders. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Set forth below is certain information concerning the nominees for election to the Board.

NAME AND AGE                                                     BIOGRAPHICAL INFORMATION
------------                                                     ------------------------
NORMAN T. HALL                Current Director and nominee for reelection.  Dr. Hall is a partner in Alliant Partners, an
(46)                          investment banking firm specializing in mergers, acquisitions and divestitures, as well as private debt and equity financings for growth or acquisitions.  Prior to joining Alliant
                              Partners, he was a partner in Bentley Hall Von Gehr International (formerly Berkeley Hall &
                              Corporation) and worked for Berkeley International Capital Corporation and Intel
                              Corporation.  Dr. Hall was previously on the Electronic Designs, Inc. Board from October 1995 to October 1998, and is currently on the board of directors of Atmel Corporation.  Dr. Hall received his J.D. and M.B.A. from Golden Gate University, Ph.D. and M.S. from the University of Hawaii, and S.Sc. from the University of Alberta.  He is a member of the State Bar of
                              California.  Dr. Hall has served as a Director of the Corporation since October 1998.

DONALD F. MCGUINNESS          Current Director and nominee for reelection.  Mr. McGuinness was the Chairman of the Board of
(67)                          the Corporation from October 1998 through August 2000.  Prior to the merger of Bowmar
                              Instrument Corporation and Electronic Designs, Inc., which created the Corporation in October
                              1998, Mr. McGuinness was Chairman, President and CEO of Electronic Designs, Inc. from October
                              1995 until the merger.  Mr. McGuinness also serves on the board of directors of Cabletron
                              Systems, Inc., and Ibis/Technology Corporation.  He has served as a Director of the
                              Corporation since October 1998.

THOMAS M. REAHARD             Current Director and nominee for reelection.  Mr. Reahard is the Chairman and CEO of Symmetry
(48)                          Software Corporation, a computer software development Corporation established in 1984.  Mr.
                              Reahard has served as a Director of the Corporation since November 1995.

HAMID R. SHOKRGOZAR           Current Director and nominee for reelection.  Mr. Shokrgozar was elected Chairman of the
(40)                          Board in August 2000.  Mr. Shokrgozar is also the President, Chief Executive Officer and
                              Director of the Corporation.  He was appointed President and CEO of Bowmar Instrument
                              Corporation in January 1998 and Director of the Corporation in February 1998.  From 1993-1998
                              he served as President of White Microelectronics, the largest division of Bowmar Instrument
                              Corporation.  He also served as the Corporation's Vice President Engineering and Technology
                              from 1988 to 1993.  Mr. Shokrgozar served as Chairman of the American Electronic Association
                              (AEA) Arizona Council for the fiscal year 2000.  Mr. Shokrgozar holds a U.S. Patent for the invention of "Stacked Silicon Die Carrier Assembly."

THOMAS J. TOY                 Current Director and nominee for reelection.  Mr. Toy is Managing Director of PacRim Venture
(44)                          Partners, a professional venture capital firm he co-founded in 1999.  PacRim Venture Partners specializes in information technology investments.  Previously he was at Technology Funding, a professional venture capital firm, from 1987 to 1999.  While at Technology Funding, Mr. Toy was a Partner and Managing Director of Corporate Finance and Chairperson of the firm's investment committee.  Mr. Toy is also a director of UTStarcom and KOR Electronics.  Mr. Toy holds B.A. and M.M. degrees from Northwestern University.  Mr. Toy has served on the Board since October 31, 1998.

EDWARD A. WHITE               Current Director and nominee for reelection.  Mr. White is Vice Chairman of the Board of
(72)                          Directors of the Corporation and previously served as Chairman of the Board from 1983 to
                              1998.  Mr. White founded the Corporation in 1951 and has served as President and Chief
                              Executive Officer.  He has served as a Director of the Corporation since 1951.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

MEETINGS AND COMMITTEES OF THE BOARD

The Board met nine times during fiscal 2000. Each current director of the Corporation attended at least 75 percent of the total number of meetings of the Board and each committee on which each director served during fiscal 2000. During fiscal 2000, the Board had an Audit Committee that recommended engagement of independent auditors, reviewed the arrangement and scope of the audit, and considered comments made by the independent auditors. During fiscal 2000, the Audit Committee consisted of Mr. Thomas M. Reahard (chairman), Mr. Norman T. Hall, and Mr. Thomas J. Toy and met three times. The Audit Committee has:

     - reviewed and discussed the audited financial statements with management;

     - discussed with the independent auditors the matters required to be discussed by SAS 61;

     - received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1; and

     - recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the SEC.

The members of the Audit Committee are independent as defined under Rule 4200(a)(15) of the NASD listing standards.

During fiscal 2000 the Board had a Compensation Committee, which administered the Corporation's compensation and stock option plans. During fiscal 2000 the Compensation Committee consisted of Mr. Norm T. Hall (Chairman) and Mr. Thomas
M. Reahard and met one time. The report of the Compensation Committee is set forth below.

DIRECTOR COMPENSATION

Each of the directors of the Corporation, who were not also officers of the Corporation, were paid (i) $3,000 per quarter for fiscal year 2000, (ii) $500 for each Board and committee meeting attended and (iii) reimbursements for related expenses. As Chairman, Mr. McGuinness received $15,000 per quarter and as Vice Chairman, Mr. White received $12,000 per quarter. In addition, under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors, upon each reelection, each of the outside directors are granted options to acquire an additional 5,000 shares of Common Stock at a price equal to 100% of the fair market value of the Common Stock as of the close of business on the day of the reelection. Under the Plan each award vests over three years.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 2000, 1999 and 1998 fiscal years of those persons who were (i) the chief executive officer during fiscal 2000 and (ii) the other most highly compensated executive officers during fiscal 2000 whose salary and bonus exceeded $100,000 (hereinafter the "Named Executive Officers").

==========================================================================================================================
                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                         Annual Compensation                       Compensation Awards
--------------------------------------------------------------------------------------------------------------------------
      Name and Principal                                         Bonus            Options/ Securities          All Other
           Position                  Year         Salary ($)     ($)(1)          Underlying /SAR's (#)        Compensation
--------------------------------------------------------------------------------------------------------------------------
HAMID R. SHOKRGOZAR                  2000        250,000       250,000                  250,000             10,670 (2)
President, Chief                     1999        200,000        50,000                  150,000             11,620 (2)
Executive Officer                    1998        180,000         4,500                       0               3,666 (2)
--------------------------------------------------------------------------------------------------------------------------

WILLIAM J. RODES                     2000         90,370         45,000                  10,000              2,711 (3)
Vice-President, Chief                1999         72,931          6,000                   5,000              1,094 (3)
Accounting Officer,                  1998         57,491          1,000                       0                862 (3)
Secretary, Treasurer
--------------------------------------------------------------------------------------------------------------------------

1) Bonuses were paid in accordance with the policy established by the Board and the Compensation Committee. See "Report of the Board and the Compensation Committee" elsewhere in this Proxy Statement.

2) The amounts consist of $1,000, $8,224 and $4,000 for supplemental medical payments, in 1998, 1999 and 2000 respectively; $2,144, 2,874 and $5,110 for matching contribution payments to the 401(k) Plan in 1998, 1999, and 2000 respectively, and $522, $522, and $1,560 for life insurance premiums in 1998, 1999 and 2000 respectively.

3) The amounts consist of the Corporation's matching contribution payments to 401(k) Plan.

OPTION GRANTS IN 2000

On November 10, 1999, the Named Executive Officers were granted the following options by the Compensation Committee and Board of Directors.

============================================================================================================================
                                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
============================================================================================================================
                                                                                            Potential Realizable Value At
                                                                                         Assumed Annual Rates of Stock Price
                                  Individual Grants                                         Appreciation For Option Term
-----------------------------------------------------------------------------------------------------------------------------
                         Number of      Percent of Total
                         Securities       Options/SARs
                         Underlying        Granted To      Exercise of
                        Options/SARs      Employees In      Base Price    Expiration
        Name            Granted (#)        Fiscal Year        ($/Sh)         Date            5%($)              10%($)
        (a)                 (b)                (c)             (d)           (e)              (f)                 (g)
-----------------------------------------------------------------------------------------------------------------------------
      Hamid R.
     Shokrgozar           250,000             49.5%           $2.75        11/10/09        $432,365            $1,095,698
-----------------------------------------------------------------------------------------------------------------------------
  William J. Rodes         10,000              2.0%           $2.75        11/10/09          17,295                43,828
-----------------------------------------------------------------------------------------------------------------------------

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth certain information with respect to the options to purchase the Corporation's Common Stock which are held by the Named Executive
Officers:

============================================================================================================================
                                        AGGREGATED FISCAL YEAR-END OPTION VALUE
============================================================================================================================
                                Shares                            Number of Securities         Value of Unexercised In-the-
                              Acquired on       Value            Underlying Unexercised           Money-Options at Fiscal
                               Exercise        Realized        Options at Fiscal Year-End                Year-End
----------------------------------------------------------------------------------------------------------------------------
Name                                                           Exercisable/Unexercisable         Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------------
HAMID R. SHOKRGOZAR                 10,000     $153,100            176,458/338,542                $1,832,219/$3,271,576
----------------------------------------------------------------------------------------------------------------------------
WILLIAM J. RODES                         0      N/A                  3,020/12,980                    $32,827/$124,893
----------------------------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report does not constitute soliciting material and should not be deemed filed or incorporated by reference to any other Corporation filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated.

The Compensation Committee (the "Committee") is composed entirely of independent, non-employee members of the Board. The Committee reviews and approves each of the elements of the executive compensation program and periodically assesses the effectiveness and competitiveness of the program in total. In addition, the Committee administers the key provisions of the executive compensation program and reviews with the Board the compensation program for the Corporation's executives. The Committee has furnished the following report on executive compensation.

OVERVIEW AND PHILOSOPHY

Our executive compensation program is primarily comprised of base salary, performance based bonuses and equity-based incentives in the form of stock option grants. The Committee retained, without change in fiscal 2000, other elements of executive compensation. These included health, life and disability insurance, an automobile allowance and supplemental medical expense coverage.

We believe that the interests of executive officers should be directly aligned with those of the stockholders. Our philosophy is to pay base salaries and bonuses to executives that enable us to attract, motivate and retain highly qualified executives and to motivate executives to achieve the Corporation's business goals and recognize individual contributions. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as shareholders benefit from stock price appreciation. These grants are primarily designed to provide incentives for superior long-term future performance. The Corporation does not use a formula to weight the various factors it considers in connection with executive compensation.

BASE SALARY

Each executive officer receives a base salary which, when aggregated with their maximum incentive compensation, is intended to be competitive with similarly situated executives in similar industry positions. In determining salaries, we also take into account individual experience and performance and our specific needs. The Committee applied these subjective standards in determining the Chief Executive Officer's compensation. Mr. Shokrgozar was rewarded for his contributions to the Corporation's significant growth in revenues and profitability. The Board and the Committee reviewed and accepted the Chief Executive Officer's recommendations regarding the compensation of the other executive officer.

EXECUTIVE BONUSES

The Corporation's executive officers are eligible for an annual cash bonus. The Committee establishes individual and corporate performance objectives at the beginning of each year. Eligible executives are assigned target bonus levels. The corporate performance measure for bonus payments for fiscal year 2000 was based on the Corporation's pre-tax profitability.

Mr. Shokrgozar's bonus for fiscal 2000 was based on Mr. Shokrgozar's role in promoting the long-term strategic growth of the

Corporation and Corporation's profitability during the year. In fiscal 2000, the Corporation exceeded its primary profitability goals.

EQUITY-BASED INCENTIVES

We believe that it is important for our executive officers to have an equity stake in the Corporation. We make stock option grants to key executives from time to time. In awarding stock option grants, we review the level of grants to executives at other similarly situated companies, the awards granted to our other executives and the individual officer's specific role at the Corporation.

In recognition of the significant contributions of Mr. Shokrgozar to the performance of the Corporation and his role in continuing the growth of the Corporation, he was awarded stock options to purchase 250,000 shares at an exercise price equal to the fair market value of a share on the day at the close of the date of grant.

OTHER BENEFITS

Executive officers are eligible to participate in benefit programs designed for all full-time employees. These programs include medical, disability and life insurance, our employee stock purchase Plan and a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended.

INTERNAL REVENUE CODE - SECTION 162(m)

In 1994, the Internal Revenue Code was amended to add a limitation on the tax deduction a publicly-held Corporation may take on compensation aggregating more than $1 million for selected executives in any given year. The law and related regulations are subject to numerous qualifications and exceptions. Gains realized on non-qualified stock options, or incentive stock options that are subject to a "disqualifying disposition," are subject to the tax limitation unless they meet certain requirements. To date, we have not been subject to the deductibility limitation and our general policy is to structure our equity-based compensation to comply with the exception to the limitation.

This report is made by Norm T. Hall (Chairman) and Thomas M. Reahard who served on our Compensation Committee during our fiscal 2000.

                                  Norm T. Hall
                                Thomas M. Reahard

EMPLOYMENT AGREEMENTS

The Corporation has entered into an employment agreement with Mr. Shokrgozar, who is employed as the President and Chief Executive Officer of the Corporation.

Mr. Shokrgozar's current agreement provides a term ending September 30, 2000 and renewing automatically for subsequent two-year terms unless 30 days prior to a renewal date either the Corporation or Mr. Shokrgozar notifies the other of its intention not to renew. The agreement provides for an annual base salary of $250,000 and participation by Mr. Shokrgozar in the fringe benefit programs of the Corporation generally available to its senior executives. In the event of a termination for cause, the Corporation is required to pay Mr. Shokrgozar only those amounts earned by or accrued for his benefit under the Corporation's Plans to the date of termination. In the event of a termination without cause, the Corporation is required to pay to Mr. Shokrgozar a lump sum severance payment equal to the greater of (i) one year's base salary and incentive compensation, or (ii) his base salary for the remainder of the term of the agreement as of the date of such termination. The agreement also provides in such circumstance for the continuation of his benefits for a period of at least twelve months, provision of executive-level outplacement services and the immediate vesting of his options, then exercisable for a period of twelve months after termination. In the event the Corporation elects not to renew the agreement, the Corporation is required to pay Mr. Shokrgozar a lump sum equal to his annual compensation as well as other benefits as defined above. Mr. Shokrgozar's agreement includes special provisions in the event of a "Change in Control" (as defined in the agreement). Specifically, Mr. Shokrgozar's employment term would automatically extend for a period of 18 months and during that term Mr. Shokrgozar could terminate if his duties were materially changed, his annual compensation was decreased, he was required to relocate or the Corporation's successor failed to assume the Corporation's obligations under the agreement. In the event of such a termination, Mr. Shokrgozar is entitled to a lump sum severance payment equal to
1.5 times his then current base salary and incentive compensation as well as the continuing benefits provided in the event of a termination without cause by the Corporation.

The Corporation and Mr. Shokrgozar are currently negotiating a new employment agreement, the terms of which remain to be determined.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

CERTAIN TRANSACTIONS

None.

STOCK PERFORMANCE GRAPH

The line graph, which follows, compares five years of yearly percentage changes in the cumulative total shareholder return on the Common Stock against the cumulative total return of the AMEX Market Value Index and the Standard and Poor's Technology Index.



                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                  AMONG WHITE ELECTRONIC DESIGNS CORPORATION,
                          THE AMEX MARKET VALUE INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

                                  [LINE GRAPH]



                                                                      Cumulative Total Return
                                                  -------------------------------------------------------------------------
                                                    9/95         9/96          9/97         9/98         9/99          9/00
WHITE ELECTRONIC DESIGNS CORPORATION              100.00        61.36         95.45        40.91        95.45        528.22
AMEX MARKET VALUE                                 100.00       101.91        127.81       119.69       153.76        191.35
S & P TECHNOLOGY SECTOR                           100.00       122.85        199.52       225.89       394.81        471.73

* $100 INVESTED ON 9/30/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

                  Graph produced by Research Data Group, Inc.           10/10/00


Note: On June 8, 2000, the Corporation began trading on the Nasdaq National Market.

                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board, upon the recommendation of its Audit Committee, intends to reappoint the firm of PricewaterhouseCoopers LLP, independent accountants, to be auditors of the Corporation and its subsidiary for the fiscal year ending September 30, 2001. PricewaterhouseCoopers LLP served as auditors of the Corporation and its subsidiary for the fiscal year ended September 30, 2000. Although not required to do so, the Board is submitting the appointment of PricewaterhouseCoopers LLP for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select, other auditors.

Representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. PricewaterhouseCoopers LLP has advised the Corporation that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiary, and it has had no connection with the Corporation or its subsidiary in any capacity other than that of independent public accountants.

During the fiscal year ended September 30, 2000, PricewaterhouseCoopers LLP rendered to the Corporation, in addition to audit services, certain non-audit professional services. The audit services rendered included the audit of the annual financial statements, pre-issuance reviews of quarterly financial results, and the audit of the 401(k) and pension Plans. Non-audit services involved tax assistance.

Ratification of the Auditors requires approval by vote of a majority of the shares of common stock that were dated with respect to Proposal 2.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE RETENTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS.


                                   PROPOSAL 3

            APPROVAL OF THE AMENDMENT TO THE 1994 FLEXIBLE STOCK PLAN

The Board of the Corporation has approved, and recommends that the shareholders approve, the adoption of the Amendment to the 1994 Flexible Stock Plan (the "Amendment"). The Amendment amends the Bowmar Instrument Corporation's 1994 Flexible Stock Plan (the "Flex Plan") to change the name of the Flex Plan to White Electronic Designs Corporation's 1994 Flexible Stock Plan and to change the number of shares of the Common Stock available for grant under the Flex Plan from the formula described below of the Flex Plan to 2,200,000 shares and makes certain other minor changes. The Amendment, if approved by shareholders, will have an effective date of February 22, 2001.

The Flex Plan authorizes grants of Incentive Stock Options ("ISOs"), Non-qualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock, Performance Shares, and other Stock-Based Awards to employees, officers, customers, suppliers, and service providers of the Corporation and any affiliate. The Board believes that using such long-term incentives under the Flex Plan is beneficial to the Corporation as a means to promote the success and enhance the value of White Electronic Designs Corporation by linking the personal interests of its employees, officers, customers, suppliers and service providers to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Corporation flexibility in its ability to attract and retain the services of individuals upon whose judgement, interest, and special effort the successful conduct of the Corporation's operation is largely dependent.

The following summary of the Flex Plan and the Amendment is qualified in its entirety by reference to the Flex Plan as filed and the Amendment, a copy of the Board approved amendment is included at the end of the Proxy Statement as Appendix A.

ADMINISTRATION

The Flex Plan will be administered by either the Board or a committee appointed by the Board consisting of at least three (3) non-employee directors who qualify as "disinterested persons" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Flex Plan Committee"). If the Board does not appoint a Flex Plan Committee, any reference herein to the Flex Plan Committee shall be to the Board.

This Flex Plan Committee will have the exclusive authority to administer the Flex Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restrictions.

ELIGIBILITY

Persons eligible to participate in the Flex Plan include (1) employees of the Corporation or an affiliate; (2) employees and owners of entities (other than affiliates) which are directly or indirectly linked with the ownership interests of the Corporation or an affiliate; (3) customers, suppliers and service providers of the Corporation or an affiliate; and (4) individuals who, and employees and owners of entities which, have ownership or business affiliations with the individuals or entities described above.

As of December 1, 2000 there were approximately 11 officers and key employees of the Corporation and its affiliates.

LIMITATION ON AWARDS AND SHARES AVAILABLE

The total number of shares of the Common Stock initially available under the Flex Plan was 200,000. In addition, the number of shares available under the Flex Plan has continued to increase annually, effective as of the first day of each fiscal year of the Corporation, by a number equal to 1% of the number of outstanding shares of Common Stock as of the first day of the Corporation's fiscal year. The proposed Amendment would amend the Flex Plan to change the number of shares of the Common Stock available for grant under the Flex Plan to 2,200,000 shares. As of December 1, 2000, the closing price of the Common Stock on Nasdaq was $8.00 per share.

DESCRIPTION OF THE AVAILABLE AWARDS

Incentive Stock Options

An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, when exercised, the difference between the exercise price and the fair market value of the Common Stock will be an item of tax preference in determining alternative minimum tax liability, assuming that the Common Stock is either transferable or subject to a substantial risk of forfeiture under Section 83 of the Code.

If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

In the event an optionee exercises an ISO using Common Stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

The Corporation will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except that in the event of a disqualifying disposition, the Corporation will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Stock Options

An NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

No taxable income will be realized by an optionee upon the grant of an NQSO, nor is the Corporation entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Corporation will be entitled to a corresponding tax deduction.

Upon a subsequent sale or other disposition of Common Stock acquired through exercise of an NQSO, the optionee will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to the Corporation.

Stock Appreciation Rights

An SAR is the right granted to an employee to receive the appreciation in the value of a share of Common Stock over a certain period of time. Under the Flex Plan, the Corporation may pay that amount in cash, in Common Stock, or in a combination of both.

A recipient who receives an SAR award is not subject to tax at the time of the grant and the Corporation is not entitled to a tax deduction by reason of such grant. At the time such award is paid, the recipient must in include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the Common Stock on the date of grant and the fair market value of the Common Stock on the date the SAR is paid). The Corporation is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR, provided that it withholds taxes from the recipient in the amount recognized upon payment of the SARs.

Performance Shares

Under the Flex Plan, the Committee may grant Performance Shares to eligible individuals. Typically, each Performance Share will be deemed to be the equivalent of one share of Stock. Under the Flex Plan, the Corporation may pay the amount owed to a participant in cash, in Common Stock, or in a combination of both.

A recipient of Performance Shares will not realize taxable income at the time of grant, and the Corporation will not be entitled to a deduction by reason of such grant. Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the Shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient. The Corporation is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved.

Restricted Stock Awards

Under the Restricted Stock feature of the Flex Plan, an eligible individual may be granted a specified number of shares of Common Stock. However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals. If the recipient violates with any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the Stock is forfeited.

A recipient of a Restricted Stock Award will recognize ordinary income equal to the fair market value of the Stock at the time the restrictions lapse. The Corporation is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse.

Instead of postponing the income tax consequences of a Restricted Stock Award, the recipient may elect to include the fair market value of the Common Stock in income in the year the award is granted. This election is made under Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return. The notice must be filed within 30 days of the date of grant and must meet certain technical requirements.

The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the Common Stock in income when awarded. If the recipient makes a
Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Common Stock and the fair market value of the Common Stock on the date of grant. If no
Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Common Stock and the fair market value of the Common Stock on the date the restrictions lapsed.

Other Stock-Based Awards and Other Benefits

The Committee may grant other Stock-Based Awards, including, but not limited to, shares of Common Stock granted on certain conditions, payment of cash based on the performance of the Corporation's Common Stock, and securities that are convertible into shares of Common Stock. In addition, the Committee may grant any other types of benefits in addition to those summarized above, if the Committee believes that such benefits are desirable.

AMENDMENT AND TERMINATION

The Flex Board may terminate, amend, or modify the Flex Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary or desirable to comply with any applicable law, regulation, or stock exchange rule.

CHANGE OF CONTROL

In the event of a change of control of the Corporation the Committee may, in its sole discretion, accelerate the date on which the awards may be exercised or realized in full, purchase or adjust the awards, cause the outstanding awards to be assumed by the surviving corporation, or take any other such action as the Committee deems necessary or desirable.

Under the Flex Plan, a change in control occurs upon any of the following events: (1) during any two-year period, the persons who are on the Board at the beginning of such period, and any new person elected by two-thirds of such directors, cease to constitute at least fifty percent (50%) of the persons serving on the Board; (2) any person (other than the Corporation, any Subsidiary (as defined in the Flex Plan) or any employee benefit Plan maintained by the Corporation or a Subsidiary) becomes the beneficial owner of 20% or of the Corporation's Common Stock without the approval of the Board; (3) the liquidation or dissolution of the Corporation following a sale or other disposition of all or substantially all of the Corporation's assets; or (4) the merger or consolidation of the Corporation with another corporation in which the Corporation is not the surviving entity.

===========================================================================================================================
                                        PLAN BENEFITS 1994 FLEXIBLE STOCK PLAN
===========================================================================================================================
Executive Officer                                  Number Of Shares Subject To         Weighted Average Exercise Price Per
Name and Position                                      Options Granted (#)                        Share ($/Sh)
---------------------------------------------------------------------------------------------------------------------------
Hamid R. Shokrgozar                                          389,000                                  $1.88
President & Chief Executive Officer
---------------------------------------------------------------------------------------------------------------------------
William J. Rodes                                              16,000                                  $2.14
Vice President, Chief Accounting Officer
---------------------------------------------------------------------------------------------------------------------------
Executive Officer Group                                      405,000                                  $1.89
---------------------------------------------------------------------------------------------------------------------------
Employee Group                                               925,900                                  $2.67
---------------------------------------------------------------------------------------------------------------------------

VOTE REQUIRED

Adoption of the Amendment to the Flex Plan requires approval by vote of a majority of the shares of Common Stock that vote on Proposal 3 at the Annual Meeting of Shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.


                                   PROPOSAL 4

 APPROVAL OF THE WHITE ELECTRONIC DESIGNS CORPORATION 2001 DIRECTOR STOCK PLAN

The Board has approved, and recommends that the shareholders approve, the adoption of the White Electronic Designs Corporation 2001 Director Stock Plan (the "Director Plan"), for non-employee directors of the Corporation. The Director Plan authorizes a committee appointed by the Board to make initial grants of nonqualified stock options ("Initial Options") to new non-employee directors of the Corporation, to make automatic annual grants of nonqualified stock options ("Annual Options") to all non-employee directors of the Corporation, and to make discretionary grants of nonqualified stock options ("Discretionary Options") (Initial Options, Annual Options and Discretionary Options, are collectively referred to as "Options") to such non-employee directors as the Committee selects in its discretion.

The Board believes that the adoption of the Director Plan will promote the success and enhance the value of the Corporation by (1) strengthening the Corporation's ability to attract and retain the services of experienced and knowledgeable persons as non-employee directors, and (2) linking the personal interest of non-employee directors to those of the Corporation's shareholders. The Director Plan, if approved by shareholders, has an effective date of February 22, 2001. The following summary of the Director Plan is qualified in its entirety by reference to the Director Plan, a copy of which is included at the end of this proxy statement as Appendix B.

ELIGIBILITY

All non-employee directors are eligible to participate in the Director Plan. As of December 1, 2000, there were 5 non-employee directors.

LIMITATION ON OPTIONS AND SHARES AVAILABLE

The total number of shares of Common Stock available for Options under the Director Plan is 500,000. The closing price for the Common Stock on December 1, 2000, as reported on Nasdaq was $8.00 per share.

GRANT OF OPTIONS

Under the Plan, an individual who becomes a non-employee director on or after February 22, 2001 is entitled to an Initial Option to purchase 30,000 shares of the Common Stock. In addition, individuals who are non-employee directors on February 22, 2001, and each subsequent anniversary, will receive an Annual Option to purchase 15,000 shares of the Common Stock. Both the Initial Option and the Annual Option will vest over a three-year period. One-third of the shares subject to an Initial Option or Annual Option will vest after the first anniversary of the date of grant. The remaining shares will vest monthly on a pro rata basis over the remaining two-year period. The exercise price will be equal to the fair market value of the per share price of the Common Stock on the date of the grant.

If a non-employee director granted an Initial Option and/or an Annual Option(s) under the Director Plan ceases to be a director for any reason, the director will forfeit his or her unvested options. The vested but unexercised Initial Option and/or Annual Option will be exercisable for one year after ceasing to be a director unless the term of the option expires prior to the end of the one-year period.

A non-employee director will also be eligible to receive Discretionary Options as the Director Plan Committee may from time to time determine. The Director Plan Committee will determine the amount, exercise price, and other terms and conditions of the Discretionary Option.

The grant of an Option to a non-employee director under the Director Plan will not produce any taxable income to the director, and the Corporation will not be entitled to a deduction at that time. On the date the Option is exercised, the director will recognize ordinary income equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The Corporation is entitled to a corresponding deduction in the same amount and in the same year in which the director recognizes income.

AMENDMENT AND TERMINATION

The Board may terminate, amend or modify the Director Plan at any time.

CHANGE OF CONTROL

In the event of a change of control of the Corporation, the Board, in its discretion: (1) may cause all outstanding Options to become fully exercisable or
(2) may cause every outstanding Option to terminate at a specific time in the future and give each non-employee director the right to exercise any Options granted to him or her during a period of time specified by the Board.

Under the Director Plan, a change in control occurs upon any of the following events: (1) during any two-year period, the persons who are on the Board at the beginning of such period, and any new person elected by two-thirds of such directors, cease to constitute a majority of the persons serving on the Board,
(2) any person (other than all affiliates of the Corporation as of February 22, 2001, a current shareholder, and any employee benefit Plan) becomes the beneficial owner of 20% or more of the combined voting power of the Corporation's then outstanding securities; (3) the Corporation's shareholders approve a Plan of complete liquidation or dissolution of the Corporation; (4) the Corporation's shareholders approve a merger or consolidation of the Corporation with another corporation where the Corporation is not the surviving entity, other than a merger in which the Corporation's shareholders before the merger have the same proportionate ownership after the merger; or (5) substantially all of the assets of the Corporation are sold or otherwise transferred to parties that are not considered a member of the Corporation's controlled group of corporations.

VOTE REQUIRED

Adoption of the Director Plan requires approval by vote of a majority of the shares of Common Stock that vote on Proposal 4 at the Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4


                                   PROPOSAL 5

                APPROVAL OF WHITE ELECTRONIC DESIGNS CORPORATION
                        2000 EMPLOYEE STOCK PURCHASE PLAN

This summary of the White Electronic Designs Corporation 2000 Employee Stock Purchase Plan (the "ESP Plan") is intended to only summarize the ESP Plan's most important features and should be read with the full proposed text of the ESP Plan, a copy of which is included at the end of this Proxy Statement as Appendix C.

THE ESP PLAN

Under the ESP Plan, the Corporation's employees or its subsidiaries who participate in the ESP Plan can buy shares of Common Stock directly from the Corporation. The Corporation sells shares to participants at a price equal to the lesser of 85% of the fair market value of Common Stock at the beginning of a 6-month offering period or 85% of the fair market value of Common Stock at the end of an offering period. The ESP Plan has two 6-month offering periods each year, beginning on January 1 and July 1. Shares of Common Stock are purchased on a prescribed purchase date. Promptly after the purchase, all shares of Common Stock purchased for a participant will be credited to the participant's separate account. Cash remaining in a participant's account after the purchase of shares in an offering period is returned to the participant. No interest is credited on payroll contributions pending investment in Common Stock. A participant does not have voting rights or any other interest in shares of Common Stock until such shares have been purchased and credited to his or her separate account. Participants' rights under the ESP Plan are not transferable except by will, the laws of descent and distribution, a "qualified domestic relations order" or designation of a beneficiary.

ESP PLAN ADMINISTRATION

The ESP Plan is administered by the Board, although the Board may delegate some or all of its administrative duties to a committee appointed by the Board. The Board or committee has authority to administer, interpret and apply the ESP Plan, and make final determinations under the ESP Plan, which are binding on all the participants. Only the Board has authority to amend the ESP Plan.

PARTICIPATION IN THE ESP PLAN

Any employee of the Corporation or a subsidiary of the Corporation is eligible to participate in the ESP Plan after he or she has been employed for at least one year, except those employees who work less than 20 hours per week or less than 5 months per year, and any other employee who owns 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Corporation or any subsidiary. Approximately 275 employees are currently eligible to participate in the ESP Plan.

ENROLLMENT IN THE ESP PLAN

An eligible employee may enroll for any 6-month offering period by filing an enrollment form with the Corporation before the offering period begins. After initial enrollment in the ESP Plan, the employee is automatically reenrolled in the ESP Plan for subsequent offering periods unless he or she files a notice of termination of enrollment, terminates employment, or otherwise become ineligible to participate.

Upon enrollment in the ESP Plan, the employee must elect a rate at which he or she will make payroll contributions to purchase Common Stock. An employee generally may elect to make contributions in an amount not less than 1% nor more than 12% of such employee's earnings (or such higher or lower rates as the Board may specify), although an employee's contributions will be adjusted downward or refunded to the extent necessary to ensure that he or she will not purchase during any offering period Common Stock that has a fair market value, as of the beginning of the offering period, in excess of $12,500 (representing an annual limit of $25,000). All employee contributions are made by means of direct payroll deduction. The contribution rate elected by a participant will continue in effect until modified by the participant. An employee's contributions are credited to the employee's separate account maintained by the Corporation, and the Corporation provides each participant with an annual account statement.

TERMINATION OF ENROLLMENT IN THE ESP PLAN

A participant's enrollment in the ESP Plan may be terminated at any time by giving written notice. Enrollment will also terminate when a participant's employment terminates. Upon termination of enrollment, cash amounts resulting from previous payroll contributions are repaid to the participant. The participant's stock account will be maintained until the participant directs the Common Stock to be sold, or withdraws or transfers the Common Stock, or one year after the participant is no longer employed by the Corporation, whichever happens first. If a participant withdraws his or her payroll deductions from his or her account or terminates contributions for a payroll period, payroll deductions will not resume at the next offering period unless the participant files a new enrollment form with the Corporation before the offering period begins.

ESP PLAN AMENDMENT OR TERMINATION

With certain exceptions, the Board may amend or terminate the ESP Plan without further shareholder approval, except shareholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of any automated quotation system (such as the Nasdaq) or securities exchange on which the Common Stock is then quoted or listed, or if shareholder approval is necessary for the ESP Plan to continue to meet the requirements of Section 423 of the Code. In addition, the Board must obtain prior shareholder approval to amend the ESP Plan if the amendment would materially increase benefits due participants under the ESP Plan, increase the number of shares of Stock available to be issued under the ESP Plan, or materially modify eligibility requirements for the ESP Plan. The ESP Plan will continue for 10 years from July 1, 2000, unless it is terminated sooner by action of the Board, although as noted above the number of shares authorized under the ESP Plan is limited.

SHARES OF COMMON STOCK RESERVED UNDER THE ESP PLAN

The maximum number of shares of Common Stock that may be purchased under the ESP Plan is 300,000, subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affecting the Common Stock. On December 1, 2000, the last reported sale price of the Common Stock on the Nasdaq Stock Market was $8.00 per share.

FEDERAL INCOME TAX CONSEQUENCES

The ESP Plan is not a qualified ESP Plan under Section 401(a) of the Code. The ESP Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The general tax consequences of the ESP Plan to participants and the Corporation are:

At Time of Grant and Exercise of Purchase Right

No taxable income results to a participant upon the grant of a right to purchase or upon the purchase of shares for his or her account under the ESP Plan (although the amount of a participant's payroll contributions under the ESP Plan will be taxable as ordinary income to the participant.)

Upon Sale of Shares Acquired under the ESP Plan

         1. If shares are sold after the expiration of two years from the first day of an offering period in which such shares were purchased under the ESP Plan, the participant will recognize as ordinary income on the sale the lesser of:

         (a) 15% of the fair market value of the stock at the date of grant (the beginning of the offering period); or

         (b)      the actual gain realized.

All additional gain will be taxed as long-term capital gain. If the shares are sold and the price is less than the purchase price, there will be no ordinary income. Instead, the participant will have a long-term capital loss for the difference between the sale price and the purchase price.

         2. If shares are sold before the two-year holding period expires, the participant will recognize ordinary income at the time of the sale equal to the difference between the fair market value of the stock on the date of purchase and the purchase price paid by the participant. This excess will be ordinary income even if no gain is realized on the sale. The difference, if any, between the proceeds of the sale and the fair market value of the stock at the date of purchase is taxed as a capital gain or loss (long-term if the shares are held for more than the applicable holding period).

         3. If shares are sold before the two-year holding period expires, the Corporation is entitled to a tax deduction for the difference between the price paid by the participant and the market value of the shares at the date of purchase. If shares are not sold during the two-year holding period, the Corporation is not entitled to a deduction.

Upon Disposition Other than Sale

If a participant makes a gift or otherwise disposes of his or her shares within two years of the first day of the offering period, the discount (the difference between the price paid by the employee and the market value of the shares at the date of purchase) is taxed as ordinary income in the year of disposition. A disposition after two years may also result in tax, but the amount of the discount taxed as ordinary income is limited to the extent that the market value at the time of disposition exceeds the purchase price.

Upon the Death of a Participant

Upon the death of a participant prior to disposing of shares purchased under the ESP Plan, the tax return for the year of death must include the discount on the purchase as ordinary income (but not more than the amount by which the market value at death exceeds the purchase price).

State Taxation

In addition to the federal tax considerations, a participant's sale or other disposition of the shares acquired under the ESP Plan will in most cases be subject to state income taxation.

Tax Consultation

This is a brief summary of the tax consequences of the ESP Plan. However, the tax implications of the ESP Plan can be very complicated. IT IS SUGGESTED THAT YOU CONTACT YOUR TAX ACCOUNTANT OR ADVISOR WITH QUESTIONS SPECIFIC TO YOUR SITUATION.

VOTE REQUIRED

Adoption of the Employee Stock Purchase Plan requires approval by vote of a majority of the outstanding shares of Common Stock that vote on Proposal 5 at the Annual Meeting of Shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5.

                                   PROPOSAL 6
                        APPROVAL OF THE AMENDMENT TO THE
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

The Board of Directors of the Corporation has approved, and recommends that the shareholders approve, the adoption of the Amendment to the Stock Option Plan for Non-Employee Directors (the "Director Option Plan Amendment").

Bowmar Instrument Corporation ("Bowmar") previously adopted the Stock Option Plan for Non-Employee Directors (the "Director Option Plan") to attract, retain, motivate and individuals to serve as non-employee directors of Bowmar and to promote and further the best interests of Bowmar. The Director Option Plan authorizes grants of Non-qualified Stock Options ("NQSOs") to non-employee directors of the Corporation. Bowmar merged with Electronic Designs, Inc. on October 26, 1998 and changed its name to White Electronic Designs Corporation (the "Corporation").

The Director Option Plan Amendment amends the Director Option Plan to recognize the Corporation's name change, to recognize the Director Option Plan's name change and to increase the number of shares of Common Stock available for grant under the Director Option Plan from 200,000 to 281,000 shares. The Director Option Plan Amendment, if approved by shareholders, will be effective as of the date adopted by the Board of Directors. No further grants of NQSOs can be made under the Director Option Plan after February 22, 2001.

The following summary of the Director Option Plan and the Director Option Plan Amendment is qualified in its entirety by reference to the Director Option Plan and the Director Option Plan Amendment, a copy of the Board approved amendment is included at the end of this Proxy Statement as Appendix D.

ADMINISTRATION

The Director Option Plan is administered by a committee appointed by the Board consisting of at least two (2) executives of the Corporation. If the Board has not appointed a Committee, any reference herein to the Committee shall be to the Board.

This Committee has the exclusive authority to administer the Director Option Plan, to interpret the Director Option Plan and to adopt, amend and rescind rules with respect to the Director Option Plan.

ELIGIBILITY

Each member of the Board of Directors of the Corporation who is not an employee of the Corporation or any of its subsidiaries is eligible to participate in the Director Option Plan. As of December 1, 2000, there were 5 non-employee directors.

LIMITATION ON AWARDS AND SHARES AVAILABLE

The total number of shares of Common Stock initially available under the Director Option Plan was 100,000. The Director Option Plan was previously amended to increase the number of shares of Common Stock available under the Director Option Plan to 200,000. The proposed Director Option Plan Amendment would amend the Director Option Plan to increase the number of shares of Common Stock available for grant under the Director Option Plan to 281,000 shares. As of December 1, 2000, the closing price of the Corporation's Common Stock on Nasdaq was $8.00 per share.

GRANT OF NQSOs

Under the Director Option Plan, an individual who becomes a non-employee director of the Corporation is entitled to a NQSO to purchase a certain amount shares of the Corporation's Common Stock. Initially, each new non-employee director was granted a NQSO to purchase 10,000 shares of Common Stock. The Director Option Plan was amended on several occasions to change the number of shares of Common Stock that would be subject to future NQSOs granted under the Director Option Plan.

Currently, each individual who becomes a non-employee director of the Corporation is granted a NQSO to purchase 5,000 shares of Common Stock. The NQSO vests over a three-year period. One-third of the shares subject to the NQSO vests after the first anniversary of the date of grant. The remaining shares vest monthly on a pro rata basis over the remaining two-year period. The exercise price is equal to the fair market value of the per share price of the Corporation's Common Stock on the date of the grant.

The grant of a NQSO to a non-employee director under the Director Option Plan does not produce any taxable income to the director, and the Corporation is not entitled to a deduction at that time. On the date the NQSO is exercised, the director recognizes ordinary income equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The Corporation is entitled to a corresponding deduction in the same amount and in the same year in which the director recognizes income.

NQSOS GRANTED

----------------------------------------------------------------------------------------------------------------------
                                             Number of Shares Subject to
           Name and Position                    Options Granted in 2000               Exercise Price Per Share
----------------------------------------------------------------------------------------------------------------------
            Norman T. Hall                               5,000                                 7.1875
----------------------------------------------------------------------------------------------------------------------
         Donald F. McGuinness                            5,000                                 7.1875
----------------------------------------------------------------------------------------------------------------------
             Thomas T. Toy                               5,000                                 7.1875
----------------------------------------------------------------------------------------------------------------------
            Edward A. White                              5,000                                 7.1875
----------------------------------------------------------------------------------------------------------------------
           Thomas M. Reahard                             5,000                                 7.1875
----------------------------------------------------------------------------------------------------------------------

AMENDMENT AND TERMINATION

The Board may terminate, amend, or modify the Director Option Plan at any time and the Committee may amend the Director Option Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary or desirable to comply with any applicable law, regulation, or stock exchange rule.

VOTE REQUIRED

Adoption of the Amendment to the Director Option Plan requires approval by a majority of the shares of Common Stock to vote on Proposal 6 at the Annual Meeting of Shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 6.

PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of Common Stock for (i) each of the Corporation's current directors; (ii) each of the Corporation's Named Executive Officers; (iii) the names of all of the beneficial owners of more than five percent of the Common Stock; and (iv) all directors and executive officers of the Corporation as a group. All such information reflects beneficial ownership as of December 29, 2000, as known by the Corporation.

                                     Number of Shares
                                       Beneficially
     Name                                Owned (1)                 Percent of Class(2)
--------------------------------------------------------------------------------------
Norman T. Hall                             75,586 (3)                       *
Donald F. McGuinness                      539,165 (4)                     2.89%
Thomas M. Reahard                          35,000 (5)                       *
Hamid R. Shokrgozar                       522,500 (6)                     2.80%
Thomas J. Toy                              10,000 (7)                       *
Edward A. White                         1,396,366 (8)                     7.48%
William J. Rodes                           16,000 (9)                       *
New York Life Insurance Company         2,272,126                        12.17%
Directors and executive officers
as a group (7 persons)                  2,594,617(10)                    13.89%

* Represents less than 1% of the class.

(1) Unless otherwise noted the Corporation believes that all persons named in the table has sole voting and investment power with respect to all shares of the Common Stock that are beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or other such rights.
(2) Each owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person), which are exercisable within 60 days, have been exercised.
(3) Includes options to purchase 50,086 shares of Common Stock originally granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.
(4) Includes options to purchase 10,000 shares of Common Stock originally granted under the under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors, and 526,870 shares of common stock granted under the Corporate Flexible Stock Plans.
(5) Includes options to purchase 32,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.
(6) Includes options to purchase 1,000 shares of Common Stock granted under the Corporation's 1986 Stock Option Plan and options to purchase 514,000 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.
(7) Includes options to purchase 10,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.
(8) Includes options to purchase 14,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Directors. Mr. White has advised the Corporation that 1,382,366 shares of Common Stock beneficially owned by him have been transferred to the Edward A. White Family Limited Partnership, of which Mr. White is the sole general partner and of which he and his wife are sole limited partners.
(9) Includes options to purchase 16,000 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.
(10) Includes 631,086 options as indicated in footnotes 3-9, above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

To the Corporation's knowledge (based solely on review of the copies of such reports furnished to the Corporation), all officers, directors and beneficial owners of greater than ten percent of the Corporation's equity securities made all required filings under Section 16(a), except Donald F. McGuinness whose Form 4 filing was not made timely but filed a Form 5 per Securities and Exchange Commission requirements on October 31, 2000.

                                  OTHER MATTERS

The Board does not know of any other matters which are likely to be brought before the meeting. In the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy will be borne by White Electronic Designs Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation will utilize its stock transfer agent, American Stock Transfer and Trust Corporation, to assist in the solicitation at no additional cost beyond the annual retainer. The Corporation also may utilize the services of some of its officers and regular employees (who will receive no compensation therefore in addition to their regular salaries) to solicit proxies personally and by telephone. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A copy of the White Electronic Designs Corporation's Annual Report to Shareholders for the fiscal year ended September 30, 2000, accompanies this Proxy Statement. The Annual Report includes the Corporation's Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the Securities and Exchange Commission. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation's reasonable expenses in furnishing such exhibits.

Shareholders desiring copies of either should address a written request to Mr. William J. Rodes, Secretary, White Electronic Designs Corporation, 3601 E. University Drive, Phoenix, Arizona 85034, and are asked to mark "2000 10-K Request" on the outside of the envelope containing the request.


SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2002 Annual Shareholders' Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must be received at White Electronic Designs Corporation's offices at 3601 E. University Drive, Phoenix, Arizona 85034, prior to September 18, 2001, for inclusion, if appropriate, in the 2002 Proxy Statement. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Corporation on or before December 1, 2001. If a proposal is not timely submitted pursuant to Rule 14a-4(c)(1), the proxies named in the Corporation's proxy statement for the 2002 Annual Meeting will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting.

                                          By order of the Board of Directors,



                                             /s/WILLIAM J. RODES
                                                  Secretary
January 22, 2001

                                                                      APPENDIX A

                                AMENDMENT TO THE
                          BOWMAR INSTRUMENT CORPORATION
                            1994 FLEXIBLE STOCK PLAN



Bowmar Instrument Corporation ("Bowmar") previously adopted the 1994 Flexible Stock Plan (the "Plan") to attract, retain, motivate and reward key persons associated with Bowmar, to encourage ownership of Bowmar common stock by such persons and to promote and further the best interests of Bowmar. Bowmar merged with Electronic Designs, Inc. on October 26, 1998 and changed its name to White Electronic Designs Corporation (the "Corporation"). By this instrument, the Corporation desires to amend the Plan (1) to recognize the Corporation's, and the Plan's, name change and (2) change the number of shares of the Corporation's stock available for grant under the Plan to 2,200,000.

         1. The provisions of this Amendment shall be effective as of date adopted by the Board of Directors.


         2. The name of the Plan, as set forth in Sections 1.1 and 2.1(u) of the Plan, and each other reference within the Plan is hereby changed to the "White Electronic Designs Corporation 1994 Flexible Stock Plan."

         3. The name of the Corporation, as set forth in Section 2.1(f) of the Plan, and each other reference within the Plan is hereby changed to "White Electronic Designs Corporation."

         4. Section 3.1 of the Plan is hereby amended and restated in its entirety to read as follows:



                  3.1 Number of Shares. Subject to adjustment as provided in
                  Section 3.3 below, the maximum aggregate number of Shares that may be issued or sold or for which Options, SARs, Restricted Shares or Performance Shares may be granted under the Plan is 2,200,000. The Shares may be authorized, but unissued, or reacquired Shares.



         5. This Amendment shall amend only the provisions of the Plan as set forth herein. Those provisions of the Plan not expressly amended hereby shall be considered in full force and effect.

                                       A1

                                                                      APPENDIX B

                      WHITE ELECTRONIC DESIGNS CORPORATION
                            2001 DIRECTOR STOCK PLAN




                                    ARTICLE 1
                      ESTABLISHMENT, PURPOSE, AND DURATION



         1.1 ESTABLISHMENT OF THE PLAN. White Electronic Designs Corporation hereby establishes the White Electronic Designs Corporation 2001 Director Stock Plan (the "Plan") for the benefit of its Nonemployee Directors. The Plan sets forth the terms of grants of Nonqualified Stock Options to Nonemployee Directors. All such grants are subject to the terms and provisions set forth in this Plan.



         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to encourage ownership in the Company by Nonemployee Directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as Nonemployee Directors of the Company, and to provide Nonemployee Directors with a further incentive to work for the best interests of the Company and its shareholders.



         1.3 EFFECTIVE DATE. The Plan is effective as of February 22, 2001 (the "Effective Date").



         1.4 DURATION OF THE PLAN. The Plan will remain in effect until the earlier of February 21, 2011, or the date the Plan is terminated by the Board of Directors pursuant to Article 8.



                                    ARTICLE 2
                          DEFINITIONS AND CONSTRUCTION



         2.1 DEFINITIONS. For purposes of the Plan, the following terms will have the meanings set forth below:



             (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

             (b) "Change of Control" means and includes each of the following:


                           (1) When the individuals who, at the beginning of any
                  period of two years or less, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors who were directors at the beginning of such period;


                           (2) A change of control of the Company through a
                  transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                           (3) Any consolidation or liquidation of the Company
                  in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares of Stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;


                                       B1

                           (4) The stockholders of the Company approve any plan
                  or proposal for the liquidation or dissolution of the Company; or
                           (5) Substantially all of the assets of the Company
                  are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) of which the Company is a member.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "Committee" means the committee appointed by the Board to administer the Plan.

                  (e) "Company" means White Electronic Designs Corporation, or any successor as provided in Section 9.3.

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor provision.

                  (g) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock will be the closing price of the Stock on the NASDAQ or such other exchange on which the Stock is traded on the relevant date. If the Stock is not traded on the relevant date, the Fair Market Value on the next preceding day shall be used.

                  (h) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company and who is not also an employee of the Company or a Subsidiary.

                  (i) "Nonqualified Stock Option" means an option to purchase Stock, granted under Article 6, that is not intended to be an incentive stock option qualifying under Section 422 of the Code.



                  (j) "Option" means a Nonqualified Stock Option granted under the Plan.

                  (k) "Option Agreement" means any written instrument, contract, or other instrument or document evidencing an Option.


                  (l) "Participant" means a Nonemployee Director of the Company who has been granted an Option under the Plan.

                  (m) "Stock" means the shares of the Company's Common Stock.



                  (n) "Subsidiary" means any entity or association of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company.



         2.2 GENDER AND NUMBER. Except as indicated by the context, any masculine term also includes the feminine, the plural includes the singular, and the singular includes the plural.



         2.3 SEVERABILITY OF PROVISIONS. With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board, and the remaining provisions of the Plan or actions by Board will be construed and enforced as if the invalid provision or action had not been included or undertaken.





                                       B2

                                    ARTICLE 3
                                 ADMINISTRATION



         3.1 ADMINISTRATION BY THE COMMITTEE. The Committee has the full power, discretion, and authority to interpret and administer the Plan in a manner that is consistent with the Plan's provisions.

         3.2 AUTHORITY OF THE COMMITTEE. Except with respect to Options granted under Section 6.1, and subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

         (a) Designate Participants to receive Options;

         (b) Determine the number of Options to be granted and the number of shares of Stock to which an Option will relate;

         (c) Determine the terms and conditions of any Option granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

         (d) Amend, modify, or terminate any outstanding Option, with the Participant's consent, unless the Committee has the authority to amend, modify, or terminate an Option without the Participant's consent under any other provision of the Plan or the relevant Option Agreement.

         (e) Determine whether, to what extent, and under what circumstances an Option may be settled in, or the exercise price of an Option may be paid in, cash, Stock, or other property, or an Option may be canceled, forfeited, or surrendered;

         (f) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

         (g) Decide all other matters that must be determined in connection with an Option;

         (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

         (i) Interpret the terms of, and any matter arising under, the Plan or any Option Agreement; and

         (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

         3.3 DECISIONS BINDING. The Committee's determinations and decisions under the Plan, and all related orders or resolutions of the Board will be final, conclusive, and binding on all persons, including the Company, its shareholders, employees, Participants, and their estates and beneficiaries.


                                   ARTICLE 4
                           SHARES SUBJECT TO THE PLAN


         4.1 NUMBER OF SHARES. The total number of shares of Stock available for grant under the Plan may not exceed 500,000, subject to adjustment as provided in Section 4.3. The shares issued under the Plan may be authorized and unissued Stock, treasury stock or Stock reacquired by the Company, including shares purchased on the open market.

                                       B3

         4.2 LAPSED AWARDS. If any Award granted under the Plan terminates, expires, or lapses for any reason, any shares subject to purchase pursuant to such Award again will be available for grant under the Plan.



         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event a stock split or stock dividend is declared upon the Stock: (a) the shares of Stock available for grant under the Plan, will be adjusted proportionately and (b) the shares of Stock subject to each Option that has been awarded under Article 7 will be adjusted proportionately, without any change in the aggregate purchase price therefor. In the event the Stock is changed into or exchanged for a different number or class of shares of Stock or of shares of another corporation, whether through reorganization, recapitalization, stock split-up or combination of shares: (a) there will be substituted for each such share of Stock available for grant under the Plan, the number and class of shares of Stock into which each outstanding share of Stock is changed into or exchanged and (b) there will be substituted for each such share of Stock then subject to each outstanding Option the number and class of shares of Stock into which each outstanding share of Stock is changed into or exchanged, all without any change in the aggregate purchase price for the shares then subject to each Option.

                                    ARTICLE 5
                          ELIGIBILITY AND PARTICIPATION



         5.1 ELIGIBILITY. Eligibility to participate in the Plan is limited to Nonemployee Directors.

         5.2 ACTUAL PARTICIPATION. All eligible Nonemployee Directors will receive Option grants pursuant to Section 6.1. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible Nonemployee Directors, those to whom Options will be granted pursuant to Section
6.2 and will determine the nature and amount of each Award. No individual will have any right to be granted an Option under Section 6.2 of this Plan.



                                    ARTICLE 6
                                 GRANT OF STOCK



         6.1      AUTOMATIC OPTION GRANTS.


                  (a) INITIAL OPTION GRANT. Each individual who, on or after the Effective Date first becomes a Nonemployee Director, shall receive an Option to purchase 30,000 shares of Stock.

                  (b) ANNUAL OPTION GRANT. Beginning on the Effective Date and for each anniversary of the Effective Date, each individual who is a Nonemployee Director on such relevant date, shall receive an Option to purchase 15,000 shares of Stock.

                  (c) TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.


                      (1) EXERCISE PRICE. The exercise price under an Option
                  granted pursuant to Section 6.1 shall be the Fair Market Value on the date of grant.

                      (2) VESTING. Any Option granted under Section 6.1 shall
                  vest over a three-year period, with one-third of the shares subject to the Option vesting after the first anniversary of the date of grant and the remaining two-thirds of the shares subject to the Option vesting monthly on a pro rata basis over the remaining two-year period.


                      (3) EXERCISE ON TERMINATION OF SERVICE. Upon a Nonemployee
                  Director's termination of service with the Company, (A) the unvested portion of any Option granted under Section 6.1 shall expire, and (B) the vested portion of any Option granted under
                  Section 6.1 shall remain exercisable until the earlier of 12 months after the Nonemployee Director terminates service, or the Option's original expiration date.

                                       B4

                           (4) DURATION OF AUTOMATIC OPTIONS. Each Option
                  granted under Section 6.1 shall expire on the tenth anniversary of the date of grant, unless the Option is earlier terminated, forfeited or surrendered pursuant to this Section 6.1.



         6.2 DISCRETIONARY OPTION GRANTS. Subject to the limitation on the number of shares that may be awarded under this Plan, the Committee may, from time to time, select from among all eligible Nonemployee Directors, those to whom discretionary Option grants are given and will determine the amount, exercise price and other terms and conditions of such grant. No individual will have any right to an Option grant.



         6.3      PROVISIONS APPLICABLE TO ALL OPTIONS.

                  (a) EVIDENCE OF GRANT. All Options will be evidenced by a written Option Agreement between the Company and the Participant that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

                  (b) PAYMENT. The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including broker-assisted arrangements), and the methods by which shares of Stock will be delivered or deemed to be delivered to Participants.

                  (c) NO SHAREHOLDERS RIGHTS. The Participant does not have any of the rights of a shareholder of the Company until shares of Stock are issued to the Participant in connection with such Option.

                  (d) LIMITATIONS ON THE TRANSFERABILITY OF OPTIONS. Except as otherwise provided herein, no Option granted under this Article 7 may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will, the laws of descent and distribution, or under any other circumstances allowed by the Committee. A Nonemployee Director shall be permitted to transfer, or otherwise make a disposition of, Option granted under the Plan to a trust, corporation, or other entity controlled by the Nonemployee Director or members of such Directors immediate family.

                                    ARTICLE 7
                                CHANGE OF CONTROL

         Upon a Change of Control, the Board in its discretion, may provide that all outstanding Options shall become fully exercisable. Upon, or in anticipation of, such an event, the Board may cause every Option outstanding to terminate at a specific time in the future and shall give each Participant the right to exercise Options during a period of time as the Board determines.

                                    ARTICLE 8
                    AMENDMENT, MODIFICATION, AND TERMINATION

         8.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 8.2, the Board may terminate, amend, or modify the Plan at any time.

         8.2 AWARDS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment, or modification of the Plan will in any manner adversely affect any Award previously granted under the Plan without the written consent of the Participant holding the Award.

                                    ARTICLE 9
                                  MISCELLANEOUS

         9.1 INDEMNIFICATION. Each individual who is or was a member of the Board or the Committee will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or

                                       B5
proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to assume and defend the same before he or she undertakes to defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         9.2 BENEFICIARY DESIGNATION. Each Participant under the Plan may name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, will be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death will be paid to the Participant's estate.

         9.3 SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         9.4 REQUIREMENTS OF LAW. The granting of Options, the exercise of Options, and the amendment or termination of the Plan will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         9.5 FRACTIONAL SHARES. No fractional shares of stock will be issued and the Board will determine, in its discretion, whether cash will be given in lieu of fractional shares or whether such fractional shares will be eliminated by rounding up or down, as the case may be.

         9.6 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to serve as a Nonemployee Director of the Company, nor will it affect the right of the Company and its shareholders to terminate the services of any Participant as a Nonemployee Director as provided in the Company's Bylaws or otherwise.

         9.7 EXPENSES. The expenses of administering the Plan will be borne by the Company.

         9.8 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, will be construed in accordance with and governed by the laws of the State of Arizona.

                                       B6

                                                                      APPENDIX C
                      WHITE ELECTRONIC DESIGNS CORPORATION
                        2000 EMPLOYEE STOCK PURCHASE PLAN



         1. PURPOSE. The purpose of this White Electronic Designs Corporation 2000 Employee Stock Purchase Plan (the "Plan") is to encourage stock ownership by eligible employees of White Electronic Designs Corporation (the "Company") and its Subsidiaries and thereby provide employees with an incentive to contribute to the profitability and success of the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and will be maintained for the exclusive benefit of eligible employees of the Company and its Subsidiaries.


         2. DEFINITIONS. For purposes of the Plan, in addition to the terms defined in Section 1, the following terms are defined:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Cash Account" means the account maintained on behalf of a Participant by the Company for the purpose of holding cash contributions withheld from payroll pending investment in Stock.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Custodian" means Charles Schwab & Co. or any successor or replacement appointed by the Board or its delagatee under Section 3(a).

         (e) "Earnings" means a Participant's salary or wages, excluding bonuses, for services performed for the Company and its Subsidiaries and received by a Participant for services rendered during an Offering Period.

         (f) "Fair Market Value" means the closing price of the Stock on the relevant date as reported on NASDAQ (or any national securities exchange or quotation system on which the Stock is then listed), or if there were no sales on that date the closing price on the next preceding date for which a closing price was reported.

         (g) "Offering Period" means the six-month period beginning on January 1 and July 1 of each year, with the first Offering Period to begin on the Effective Date.

         (h) "Participant" means an employee of the Company or a Subsidiary who is participating in the Plan.

         (i) "Purchase Right" means a Participant's option to purchase Stock that is deemed to be outstanding during an Offering Period. A Purchase Right represents an "option" under Section 423 of the Code.

         (j) "Stock" means the common stock of the Company.

         (k) "Stock Account" means the account maintained on behalf of the Participant by the Custodian for the purpose of holding Stock acquired under the Plan.

         (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain as set forth in Code Section 424(f).

         3.       ADMINISTRATION.

              (a) Board Administration. The Plan will be administered by the Board. The Board may delegate its administrative duties and authority (other than its authority to amend the Plan) to any Board committee or to any officers or employees or committee thereof as the Board may designate (in which case references to the Board will


                                       C1
be deemed to refer to the administrator to which such duties and authority have been delegated). The Board will have full authority to adopt, amend, suspend, waive, and rescind rules and regulations and appoint agents as it deems necessary or advisable to administer the Plan, to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and rules and regulations thereunder, to furnish to the Custodian such information as the Custodian may require, and to make all other decisions and determinations under the Plan (including determinations relating to eligibility). No person acting in connection with the administration of the Plan will, in that capacity, participate in deciding any matter relating to his or her participation in the Plan.

              (b) The Custodian. The Custodian will act as custodian under the Plan and will perform duties under the Plan and in any agreement between the Company and the Custodian. In addition to other duties, the Custodian will establish and maintain Participants' Stock Accounts and any subaccounts as may be necessary or desirable to administer the Plan.

              (c) Waivers. The Board may waive or modify any requirement that a notice or election be made or filed under the Plan a specified period in advance on an individual case or by adopting a rule or regulation under the Plan, without amending the Plan.

              (d) Other Administrative Provisions. The Company will furnish information from its records as directed by the Board, and such records, including a Participant's Earnings, will be conclusive on all persons unless determined by the Board to be incorrect. Each Participant and other person claiming benefits under the Plan must furnish to the Company in writing an up-to-date mailing address and any other information as the Board or Custodian may reasonably request. Any communication, statement, or notice mailed with postage prepaid to any such Participant or other person at the last mailing address filed with the Company will be deemed sufficiently given when mailed and will be binding upon the named recipient. The Plan will be administered on a reasonable and nondiscriminatory basis and uniform rules will apply to all persons similarly situated. All Participants will have equal rights and privileges (subject to the terms of the Plan) with respect to Purchase Right outstanding during any given Offering Period in accordance with Code Section 423(b)(5) or any successor provision.

         4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided below, the total number of shares of Stock reserved and available for issuance or which may be otherwise acquired upon exercise of Purchase Rights under the Plan will be 300,000. If, at the end of any Offering Period, the number of shares of Stock with respect to which Purchase Rights are to be exercised exceeds the number of shares of Stock then available under the Plan, the Board shall make a pro rata allocation of the shares of Stock remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any shares of Stock delivered by the Company under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares of Stock purchased on the open market. The number and kind of such shares of Stock subject to the Plan will be proportionately adjusted, as determined by the Board, in the event of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting the Stock.


         5. ENROLLMENT AND CONTRIBUTIONS.

         (a) Eligibility. An employee of the Company or any Subsidiary designated by the Board may be enrolled in the Plan for any Offering Period if such employee is employed by the Company or a Subsidiary authorized to participate in the Plan on the first day of the Offering Period, unless one of the following applies to the employee:

                  (i) such person has been employed by the Company or a Subsidiary less than one year; or

                  (ii) such person is customarily employed by the Company or a Subsidiary for 20 hours or less a week; or


                  (iii) such person is customarily employed by the Company or a Subsidiary for not more than five months in any calendar year;



                                       C2

                  (iv) such person would, immediately upon enrollment, be deemed to own, for purposes of Section 423(b)(3) of the Code, an aggregate of five percent or more of the total combined voting power or value of all outstanding shares of all classes of the Stock of the Company or any Subsidiary.

                  The Company will notify an employee of the date as of which he or she is eligible to enroll in the Plan, and will make available to each eligible employee the necessary enrollment forms. Notwithstanding the above, any individual who is employed by the Company or a Subsidiary designated by the Board and who is working outside of the United States shall not be eligible to participate in the Plan if the laws of the country in which the employee is working makes the offer of the Purchase Right or the delivery of Stock under the Plan impractical. Additionally, the offer of the Purchase Right and the delivery of Stock under the Plan shall be effective for any individual who is employed by the Company or a Subsidiary and who is working outside of the United States only after the Company has complied with the applicable laws of the country in which the employee is working.

              (b) Initial Enrollment. An employee who is eligible under Section 5(a) (or who will become eligible on or before a given Offering Period) may, after receiving current information about the Plan, initially enroll in the Plan by executing and filing with the Company a properly completed enrollment form, including the employee's election as to the rate of payroll contributions for the Offering Period. To be effective for any Offering Period, such enrollment form must be filed at least two weeks (or such other period determined by the Board) preceding such Offering Period.

              (c) Automatic Re-enrollment for Subsequent Offering Periods. A Participant whose enrollment in, and payroll contributions under, the Plan continues throughout an Offering Period will automatically be re-enrolled in the Plan for the next Offering Period unless (i) the Participant terminates enrollment before the next Offering Period in accordance with Section 7(a), or
(ii) the Participant is ineligible to participate under Section 5(a). The initial rate of payroll contributions for a Participant who is automatically re-enrolled for an Offering Period will be the same as the rate of payroll contribution in effect at the end of the preceding Offering Period, unless the Participant files a new enrollment form designating a different rate of payroll contributions and such new enrollment form is received no later than two weeks (or such other period determined by the Board) prior to the beginning of the next Offering Period.

              (d) Payroll Contributions. A Participant will make contributions under the Plan by means of payroll deductions from each payroll period which ends during the Offering Period, at the rate elected by the Participant in his or her enrollment form in effect for that Offering Period (except that such rate may be changed during the Offering Period to the extent permitted below). The rate of payroll contributions elected by a Participant may not be less than one percent (1%) nor more than twelve percent (12%) of the Participant's Earnings for each payroll period, and only whole percentages may be elected; provided, however, that the Board may specify a lower minimum rate and higher maximum rate, subject to Section 8(c). Notwithstanding the above, a Participant's payroll contributions will be adjusted downward by the Company as necessary to ensure that the limit on the amount of Stock purchased for an Offering Period set forth in Section 6(a)(iii) is not exceeded. A Participant may elect to increase, decrease, or discontinue payroll contributions for a future Offering Period by filing a new enrollment form designating a different rate of payroll contributions, which form must be received at least two weeks (or such other period determined by the Board) prior to the beginning of an Offering Period to be effective for that Offering Period. In addition, a Participant may elect to discontinue payroll contributions during an Offering Period by filing a new enrollment form, such change to be effective for the next payroll after the Participant's new enrollment form is received.

              (e) Crediting Payroll Contributions to Cash Accounts. All payroll contributions by a Participant under the Plan will be credited to a Cash Account maintained by the Company on behalf of the Participant. The Company will credit payroll contributions to each Participant's Cash Account as soon as practicable after the contributions are withheld from the Participant's Earnings.

              (f) No Interest on Cash Accounts. No interest will be credited or paid on cash balances in Participant's Cash Accounts pending investment in Stock.
                                       C3

          6.        PURCHASES OF STOCK

              (a) Purchase Rights. Enrollment in the Plan for any Offering Period by a Participant will constitute a grant by the Company of a Purchase Right to such Participant for such Offering Period. Each Purchase Right will be subject to the following terms:

                           (i) The purchase price of each share of Stock purchased for each Offering Period will equal 85% of the lesser of the Fair Market Value of a share of Stock on the first day of an Offering Period, or the Fair Market Value of a share of Stock on the last day of an Offering Period.

                           (ii) Except as limited in (iii) below, the number of shares of Stock that may be purchased upon exercise of the Purchase Right for an Offering Period will equal the number of shares (including fractional shares) that can be purchased at the purchase price specified in Section 6(a)(i) with the aggregate amount credited to the Participant's Cash Account as of the last day of an Offering Period.

                           (iii) The number of shares of Stock subject to a Participant's Purchase Right for any Offering Period will not exceed the number derived by dividing $12,500 by 100% of the Fair Market Value of one share of Stock on the first day of the Offering Period for the Offering Period.

                           (iv) The Purchase Right will be automatically exercised on the last day of the Offering Period.

                           (v)      Payments by a Participant for Stock
                                    purchased under a Purchase Right will be made only through payroll deduction in accordance with Section 5(d) and (e).

                           (vi) The Purchase Right will expire on the earlier of the last day of the Offering Period or the date on which the Participant's enrollment in the Plan terminates.

              (b) Purchase of Stock. At or as promptly as practicable after the last day of an Offering Period, amounts credited to each Participant's Cash Account will be applied by the Company to purchase Stock, in accordance with the terms of the Plan. Shares of Stock will be purchased from the Company or in the open market, as the Board determines. The Company will aggregate the amounts in all Cash Accounts when purchasing Stock, and shares purchased will be allocated to each Participant's Stock Account in proportion to the cash amounts withdrawn from such Participant's Cash Account. After completing purchases for each Offering Period (which will be completed in not more than 15 calendar days after the last day of an Offering Period), all shares of Stock so purchased for a Participant will be credited to the Participant's Stock Account.

              (c) Dividend Reinvestment; Other Distributions. Cash dividends on any Stock credited to a Participant's Stock Account will be automatically reinvested in additional shares of Stock; such amounts will not be available in the form of cash to Participants. The Company will aggregate all purchases of Stock in connection with dividend reinvestment for a given dividend payment date. Purchases of Stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 15 calendar days) after a dividend payment date. The purchases will be made directly from the Company at 100% of the Fair Market Value of a share of Stock on the dividend payment date or on the open market. Any shares of Stock distributed as a dividend or distribution in respect of shares of Stock or in connection with a split of the Stock credited to a Participant's Stock Account will be credited to such Account.

              (d) Withdrawals and Transfers. Shares of Stock may be withdrawn from a Participant's Stock Account, in which case one or more certificates for whole shares may be issued in the name of, and delivered to, the Participant, with such Participant receiving cash in lieu of fractional shares based on the Fair Market Value of a share of Stock on the day preceding the date of withdrawal. Alternatively, whole shares of Stock may be withdrawn from a Participant's Stock Account by means of a transfer to a broker-dealer or financial institution that maintains an account for the Participant, together with the transfer of cash in lieu of fractional shares based on the Fair Market Value of a share of Stock on the day preceding the date of withdrawal. Participants may not designate any other

                                       C4
person to receive shares of Stock withdrawn or transferred under the Plan. A Participant seeking to withdraw or transfer shares of Stock must give instructions to the Custodian in such manner and form as may be prescribed by the Custodian, which instructions will be acted upon as promptly as practicable. Withdrawals and transfers will be subject to any fees imposed in accordance with
Section 8(a).

              (e) Excess Account Balances. If any amounts remain in a Cash Account following the date on which the Company purchases Stock for an Offering Period as a result of the limitation set forth in Section 6(a)(iii) or for any other reason, such amounts will be returned to the Participant as promptly as practicable.

         7.       TERMINATION AND DISTRIBUTIONS.

              (a) Termination of Enrollment. A Participant's enrollment in the Plan will terminate upon (i) the beginning of any payroll period or Offering Period that begins after he or she files a written notice of termination of enrollment with the Company, (ii) such time as the Participant becomes ineligible to participate under Section 5(a) of the Plan, or (iii) the termination of the Participant's employment by the Company and its Subsidiaries. An employee whose enrollment in the Plan terminates may again enroll in the Plan as of any subsequent Offering Period that begins at least 180 days after such termination of enrollment if he or she satisfies the eligibility requirements of
Section 5(a) as of such Offering Period. A Participant's election to discontinue payroll contributions will not constitute a termination of enrollment.

              (b) Distribution. As soon as practicable after a Participant's enrollment in the Plan terminates, amounts in the Participant's Cash Account which resulted from payroll contributions will be repaid to the Participant. The Custodian will continue to maintain the Participant's Stock Account for the Participant until the earlier of such time as the Participant directs the sale of all Stock in the Account, withdraws, or transfers all Stock in the Account, or one year after the Participant ceases to be employed by the Company and its Subsidiaries. If a Participant's termination of enrollment results from his or her death, all amounts payable will be paid to his or her estate.

         8.       GENERAL.

              (a) Costs. Costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, to the extent provided in this Section 8(a). Any brokerage fees and commissions for the purchase of Stock under the Plan (including Stock purchased upon reinvestment of dividends and distributions) will be paid by the Company, but any brokerage fees and commissions for the sale of Stock under the Plan by a Participant will be borne by such Participant. The rate at which such fees and commissions will be charged to Participants will be determined by the Custodian or any broker-dealer used by the Custodian (including an affiliate of the Custodian), and communicated from time to time to Participants. In addition, the Custodian may impose or pass through a reasonable fee for the withdrawal of Stock in the form of stock certificates (as permitted under Section 6(d)), and reasonable fees for other services unrelated to the purchase of Stock under the Plan, to the extent approved in writing by the Company and communicated to Participants.

              (b) Statements to Participants. The Participant's statement will reflect payroll contributions, purchases, sales, and withdrawals and transfers of shares of Stock and other Plan transactions by appropriate adjustments to the Participant's Accounts. The Custodian will, not less frequently than semi-annually, provide or cause to be provided a written statement to the Participant showing the transactions in his or her Stock Account and the date thereof, the number of shares of Stock credited or sold, the aggregate purchase price paid or sales price received, the purchase or sales price per share, the brokerage fees and commissions paid (if any), the total shares held for the Participant's Stock Account (computed to at least three decimal places), and such other information as agreed to by the Custodian and the Company.

              (c) Compliance with Section 423. It is the intent of the Company that this Plan comply in all respects with applicable requirements of Section 423 of the Code and regulations thereunder. Accordingly, if any provision of this Plan does not comply with such requirements, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

                                       C5

         9.       GENERAL PROVISIONS.

              (a) Compliance With Legal and Other Requirements. The Plan, the granting and exercising of Purchase Rights hereunder, and the other obligations of the Company and the Custodian under the Plan will be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Purchase Rights until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, or the laws of any country in which employees of the Company and a Subsidiary who are nonresident aliens and who are eligible to participate reside, or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate. In addition, the Company may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

              (b) Limits on Encumbering Rights. No right or interest of a Participant under the Plan, including any Purchase Right, may be pledged, encumbered, or hypothecated to or in favor of any party, subject to any lien, obligation, or liability of such Participant, or otherwise assigned, transferred, or disposed of except pursuant to the laws of descent or distribution, and any right of a Participant under the Plan will be exercisable during the Participant's lifetime only by the Participant.

              (c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder, including the grant of a Purchase Right, will be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

              (d) Taxes. The Company or any Subsidiary is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding. In addition, Participants may be required to advise the Company of sales and other dispositions of Stock acquired under the plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan. This provision and other Plan provisions do not set forth an explanation of the tax consequences to Participants under the Plan. A brief summary of the tax consequences will be included in disclosure documents to be separately furnished to Participants.

              (e) Changes to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Stock may then be quoted or listed, or if such shareholder approval is necessary in order for the Plan to continue to meet the requirements of Section 423 of the Code, and the Board may otherwise, in its discretion, determine to submit other such actions to shareholders for approval. However, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant with respect to outstanding Purchase Rights relating to any Offering Period that has been completed prior to such Board action. The foregoing notwithstanding, upon termination of the Plan the Board may (i) elect to terminate all outstanding Purchase Rights at such time as the Board may designate, and all amounts contributed to the Plan which remain in a Participant's Cash Account will be returned to the Participant (without interest) as promptly as practicable, or (ii) shorten the Offering Period to such period determined by the Board and use amounts credited to a Participant Cash Account to purchase Stock.

              (f) No Rights to Participate; No Shareholder Rights. No Participant or employee will have any claim to participate in the Plan with respect to Offering Periods that have not commenced, and the Company will have no obligation to continue the Plan. No Purchase Right will confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant (or credited to the Participant's Stock Account).

                                       C6

              (g) Fractional Shares. Unless otherwise determined by the Board, purchases of Stock under the Plan executed by the Custodian may result in the crediting of fractional shares of Stock to the Participant's Stock Account. Such fractional shares will be computed to at least three decimal places. Fractional shares will not, however, be issued by the Company, and certificates representing fractional shares will not be delivered to Participants under any circumstances.

              (h) Plan Year. The Plan will operate on a plan year that begins on January 1 and ends December 31 in each year.

              (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of Arizona, without giving effect to principles of conflicts of laws, and applicable federal law.

              (j) Effective Date. The Plan will become effective on July 1, 2000, subject to the Plan being approved by shareholders of the Company, at a meeting by a vote sufficient to meet the requirements of Section 423(b)(2) of the Code. If the Plan is not approved in accordance with Section 423(b)(2) of the Code, each Participant's Purchase Right shall be void and amounts credited to the Participant's Cash Account shall be promptly returned to the Participant.



                                       C7

                                                                      APPENDIX D


                                AMENDMENT TO THE
                          BOWMAR INSTRUMENT CORPORATION
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



         Bowmar Instrument Corporation ("Bowmar") previously adopted the Stock Option Plan for Non-Employee Directors (the "Director Option Plan") to attract, retain, motivate and individuals to serve as non-employee directors of Bowmar and to promote and further the best interests of Bowmar. Bowmar merged with Electronic Designs, Inc. on October 26, 1998 and changed its name to White Electronic Designs Corporation (the "Corporation"). By this instrument, the Corporation desires to amend the Director Option Plan (1) to recognize the Corporation's, and the Director Option Plan's, name change and (2) to increase the number of shares of the Corporation's stock available for grant under the Director Option Plan to 281,000.

         1. The provisions of this Amendment shall be effective as of date adopted by the Board of Directors.

         2. The name of the Director Option Plan, as set forth in Section 1 of the Director Option Plan, and each other reference within the Director Option Plan is hereby changed to the "White Electronic Designs Corporation Stock Option Plan for Non-Employee Directors."

         3. The name of the Corporation, as set forth in Section 1 of the Director Option Plan, and each other reference within the Director Option Plan is hereby changed to "White Electronic Designs Corporation."

         4. Section 4 of the Director Option Plan is hereby amended and restated in its entirety to read as follows:


            4. Awards Under the Plan. The number of shares of Common Stock available for grants under the Plan shall not exceed 281,000 shares subject to adjustment as provided in Section 5.



         5. This Amendment shall amend only the provisions of the Director Option Plan as set forth herein. Those provisions of the Director Option Plan not expressly amended hereby shall be considered in full force and effect.


                                       D1

             PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON
                                  AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                      WHITE ELECTRONIC DESIGNS CORPORATION

                                FEBRUARY 22, 2001


                Please Detach and Mail in the Envelope Provided

A [x]  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.


                   FOR all nominees      WITHHOLD AUTHORITY
                    listed at right       to vote for all
                   (except as marked       nominees listed
                   to the contrary)         to the right.
1. To elect six
   directors of        [  ]                    [  ]   NOMINEES:
   the Corporation                                        Norman T. Hall
                                                          Donald F. McGuinness
                                                          Thomas M. Reahard
                                                          Hamid R. Shokrgozar
                                                          Thomas J. Toy
                                                          Edward A. White

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
 WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED:

____________________________________________________________________________


The Board of Directors recommends a vote FOR the following proposals and ALL SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

         2.   To ratify the appointment of PricewaterhouseCoopers LLP as          FOR     AGAINST   ABSTAIN
              independent accountants of the Corporation and its subsidiary       [  ]      [  ]       [  ]
              for the fiscal year ending September 30, 2001;

         3.   To amend the Corporation's 1994 Flexible Stock Plan to change       [  ]      [  ]       [  ]
              the name of the Plan and to increase the aggregate number of shares in respect to which options may be granted under the plan from the formula currently provided to 2,200,000;

         4.   To approve the White Electronic Designs Corporation 2001            [  ]      [  ]       [  ]
              Director Stock Plan;



         5.   To approve the White Electronic Designs Corporation 2000            [  ]      [  ]       [  ]
              Employee Stock Purchase Plan;


         6.   To amend the Corporation's Stock Option Plan for Non-Employee       [  ]      [  ]       [  ]
              Directors to change the name of the Plan and to increase the aggregate number of shares in respect to which options may be granted under the Plan from the formula currently provided to
              281,000; and


         7. To transact such other business as may properly come before the meeting or any adjournments thereof

 Signature_______________________________________  Signature_______________________________________  Dated:_________________, 2001
                                                                      IF HELD JOINTLY

Note: Shareholders should sign only as name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate their capacity, and where more than one name appears, a majority must sign. An officer signing for a corporation should state their title.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 22, 2001

The undersigned hereby names, constitutes and appoints HAMID R. SHOKRGOZAR, AND WILLIAM J. RODES, as proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of White Electronic Designs Corporation (the "Company") held of record by the undersigned as of the close of business on December 29, 2000 on behalf of the undersigned at the Annual Meeting of Shareholders to be held at the Company's office at 3601 E. University Drive, Phoenix, Arizona 85034, on February 22, 2001 at 11:00 a.m. Mountain Standard Time. This proxy shall also be valid for any adjournments thereof. This proxy authorizes Mr. Shokrgozar, Chairman, and Mr. Rodes, to vote on the matters set forth on the reverse side and more fully described in the accompanying Proxy Statement. This proxy hereby revokes any proxy previously given by the undersigned as to these matters.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)